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                  EXHIBIT 23.2 CONSENT OF BAIRD KURTZ & DOBSON

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the January 7, 1997 Registration Statement on Form S-8 (File No. 333-19369) of our report, dated February 28, 1997, which appears in the annual report on Form 10-KSB of Rocky Mountain Internet, Inc. for the year ended December 31, 1996.

/s/BAIRD, KURTZ & DOBSON

Denver, Colorado
April 17, 1997

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